UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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  China Automotive Systems, Inc.

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CHINA AUTOMOTIVE SYSTEMS, INC.

Notice of Annual Meeting of Stockholders
To Be Held On December 17, 2009

The Annual Meeting of Stockholders of China Automotive Systems, Inc. (the “Company”) will be held on December 17, 2009 (Thursday) at 10:00 am local time at the conference room of China Automotive Systems, Inc., Henglong Bldg., No. 1 Guanshan 1st Road, East Lake Hi-Tech Zone, Wuhan City, Hubei Province, China, for the following purposes, as more fully described in the accompanying proxy statement:

1.  To elect six directors to hold office until the 2010 Annual Meeting of Stockholders and until their successors are elected and qualified.

2.  To ratify the appointment of Schwartz Levitsky Feldman LLP as the Company’s independent auditors for the fiscal year ending December 31, 2009.

3.  To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only stockholders of record at the close of business on November 16, 2009 will be entitled to notice of, and to vote at, such meeting or any adjournments or postponements thereof.

BY ORDER OF THE BOARD OF DIRECTORS

Chen Hanlin
Chairman
Hubei, People's Republic of China
November 25, 2009

YOUR VOTE IS IMPORTANT!

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY CARD.

B-1

CHINA AUTOMOTIVE SYSTEMS, INC.

 Henglong Building, No. 1 Guanshan 1st Road
East Lake Hi-Tech Zone, Wuhan, Hubei Province
People's Republic of China
(86) 27 5981 8527

PROXY STATEMENT

2009 ANNUAL MEETING OF STOCKHOLDERS

China Automotive Systems, Inc., the “Company”, is furnishing this proxy statement and the enclosed proxy in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on December 17, 2009 (Thursday) at 10:00 am local time at the conference room of China Automotive Systems, Inc., Henglong Bldg., No. 1 Guanshan 1st Road, East Lake Hi-Tech Zone, Wuhan City, Hubei Province, China, and at any adjournments thereof, the “Annual Meeting”. These materials will be mailed to stockholders on or about November 25, 2009.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be Held on December 17, 2009 — the Company’s Annual Report and this Proxy Statement are available at http://www.caasauto.com/caas/q.aspx?mid=ir&pg=45

Only holders of the Company’s common stock as of the close of business on 16 November, 2009 the “Record Date”, are entitled to vote at the Annual Meeting. Stockholders who hold shares of the Company in “street name” may vote at the Annual Meeting only if they hold a valid proxy from their broker. As of the Record Date, there were 26,986,244 shares of common stock outstanding.

A majority of the outstanding shares of common stock entitled to vote at the Annual Meeting must be present in person or by proxy in order for there to be a quorum at the meeting. Stockholders of record who are present at the meeting in person or by proxy and who abstain from voting, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, will be included in the number of stockholders present at the meeting for purposes of determining whether a quorum is present.

Each stockholder of record is entitled to one vote at the Annual Meeting for each share of common stock held by such stockholder on the Record Date. Stockholders do not have cumulative voting rights. Stockholders may vote their shares by using the proxy card enclosed with this proxy statement. All proxy cards received by the Company, which are properly signed and have not been revoked will be voted in accordance with the instructions contained in the proxy cards. If a signed proxy card is received which does not specify a vote or an abstention, the shares represented by that proxy card will be voted for (i) the nominees to the Board of Directors listed on the proxy card and in this proxy statement and (ii) the ratification of the appointment of Schwartz Levitsky Feldman LLP as the Company’s independent auditors for the fiscal year ending December 31, 2009. The Company is not aware, as of the date hereof, of any matters to be voted upon at the Annual Meeting other than those stated in this proxy statement and the accompanying Notice of Annual Meeting of Stockholders. If any other matters are properly brought before the Annual Meeting, the enclosed proxy card gives discretionary authority to the persons named as proxies to vote the shares represented by the proxy card in their discretion.

Under Delaware law and the Company’s Certificate of Incorporation and Bylaws, if a quorum exists at the meeting, the affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked “Withhold authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked “Abstain” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

For shares held in “street name” through a broker or other nominee, the broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if stockholders do not give their broker or nominee specific instructions, their shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

A stockholder of record may revoke a proxy at any time before it is voted at the Annual Meeting by (a) delivering a proxy revocation or another duly executed proxy bearing a later date to Mr. Li Jie, the Chief Financial Officer of the Company, at Henglong Bldg., No. 1 Guanshan 1st Road, East Lake Hi-Tech Zone, Wuhan City, Hubei Province, People's Republic of China, or (b) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not revoke a proxy unless the stockholder actually votes in person at the meeting.

The proxy card accompanying this proxy statement is solicited by the Board of Directors of the Company. The Company will pay all of the costs of soliciting proxies. In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies personally, or by telephone, without receiving additional compensation. The Company, if requested, will also pay brokers, banks and other fiduciaries who hold shares of Common Stock for beneficial owners for their reasonable out-of-pocket expenses of forwarding these materials to stockholders.

BOARD OF DIRECTORS

The name, age and year in which the term expires of each member of the Board of Directors of the Company is set forth below:

Name	Age	Position	Term Expires on the Annual Meeting held in the Year
Hanlin Chen	52	Chairman of the Board of Directors of the Company	2010
Qizhou Wu	45	Chief Executive Officer and Director	2010
Guangxun Xu	58	Director	2010
Bruce Carlton Richardson	51	Director	2010
Robert Tung	52	Director	2010
William E. Thomson	67	Director	2010

At the Annual Meeting, the stockholders will vote on the election of Hanlin Chen, Qizhou Wu, Guangxun Xu,  Bruce Carlton Richardson, Robert Tung and William E Thomson as directors to serve for a one-year term until the annual meeting of stockholders in 2010 and until their successors are elected and qualified. All directors will hold office until the annual meeting of stockholders at which their terms expire and the election and qualification of their successors.

NOMINEES AND CONTINUING DIRECTORS

The following individuals have been nominated for election to the Board of Directors or will continue to serve on the Board of Directors after the Annual Meeting:

Hanlin Chen has served as Chairman of the board and CEO since September 2007. Mr. Chen is a standing board member of Political Consulting Committee of Jingzhou City and vice president of Foreign Investors Association of Hubei Province. He was the general manager of Shashi Jiulong Power Steering Gears Co., Ltd. from 1993 to 1997. Since 1997, he has been the Chairman of the Board of Henglong Automotive Parts, Ltd. Mr. Chen graduated from Barrington University with an MBA degree. Mr. Hanlin Chen is the brother-in-law of the Company’s Senior Vice President, Mr. Andy Yiu Wong Tse.

Qizhou Wu has served as the Chief Executive Officer since September 2007.  Prior to that position he served as the Chief Operating Officer since March 2003. He was the Executive Vice General Manager of Jiulong from 1993 to 1999 and GM of Henglong Automotive Parts, Ltd. from 1999 to 2002. Mr. Wu graduated from Tsinghua University in Beijing with a Masters degree in Automobile Engineering.

Guangxun Xu served as the Chief Representative of NASDAQ in China in past two years and used to be a managing director with the NASDAQ Stock Market International, Asia for over 10 years. Mr. Xu currently serves as the leader of NASDAQ Listing Services Limited, a company he founded in April 2004, with a professional career in the finance field spanning over 25 years. His practice focuses on providing package services on US and UK listings, advising on and arranging for Private Placements, PIPEs and IPOs, pre-IPO restructuring, M&A, Corporate and Project Finance, IPOs, corporate governance, post-IPO IR and compliance, Risk Control, etc. He holds an MBA from Middlesex University, London.

Bruce Carlton Richardson served as Chief Financial Officer and Secretary of Dalian RINO International Environmental Engineering from October 2007 to September 2009.  Prior to Dalian RINO, Mr. Richardson served as a Managing Director of Xinhua Finance in Shanghai, PRC, from April 2006 until September 2007, a Senior Analyst at Evolution Securities China Limited in Shanghai from 2004 until April 2006, and a Director of New Access Capital in Shanghai from June 2003 until January 2004. From 2001 through May 2003 Mr. Richardson was engaged in a private consulting practice centered on Chinese financial markets and institutions. Mr. Richardson earned a BA in Classics from the University of Notre Dame in 1980, and graduated with an MA in International Management from the University of Texas at Dallas in 1986. He was awarded a graduate study grant by the US National Academy of Sciences in 1987 and completed a year of post-graduate research on PRC accounting at People’s University in 1988.

Robert Tung has been a Director of the Company since September 2003 and a member of the Company’s Audit, Compensation and Nominating Committees. Mr. Tung is currently the President of Multi-Media Communications, Inc., and Vice President of Herbal Blends International, LLC. Mr. Tung holds a M.S. in Chemical Engineering from the University of Virginia and B.S. degrees in Computer Science and Chemical Engineering from the University of Maryland and National Taiwan University, respectively. Since 2003, Mr. Tung has been actively developing the business in China. Currently, Mr. Tung is the China Operation General Manager of Ulamatic Inc., a leading North American automated equipment design house and manufacturer. In addition, Mr. Tung holds grand China sales representative position of TRI Products, Inc., a well known North American iron ores and scrap metals supplier.

William E. Thomson, CA, has been a Director of the Company since September 2003 and is a member of the Company’s Audit, Compensation and Nominating Committees. Mr. Thomson has been the president of Thomson Associates, Inc., a leading merchant banking and crisis management company, since 1978. Mr. Thomson’s current additional directorships include: Nasdaq - Atlast Pain & Injury Solutions, Inc. (Healthcare); TSX-Venture Exchange - Open EC Technologies (Software); TSX-Score Media Inc. (Media); Private-ReWorks Inc. (Environmental/Agriculture), Electrical Contacts Ltd. (Electrical Contacts), Redpearl funding Corporation (IT Financing), Wright Environmental Management Inc. (Waste Management Solutions). YTW Growth Capital Management Corporation (CPC facilitation), Han Wind Energy (BVI) (Sustainable Energy), Summit Energy Management (Oil and Gas, Paradox Financial Solutions Inc. (Supply Chain Financing), Debt Freedom Canada Inc. (Financing), Confederazione degli Imprenditory Italianinel Mondo Canada - Confederation of Italian Entrepreneurs Worldwide Canada, Pure Med Spa (Aesthetics) and Arcis Limited.

Other than as noted above, there are no family relationships among any of the Company’s directors or executive officers.

DIRECTOR NOMINATION

Criteria for Board Membership.  In recommending candidates for appointment or re-election to the Board, the nominating/corporate governance committee, the “nominating/corporate governance committee”, considers the appropriate balance of experience, skills and characteristics required of the Board of Directors. It seeks to ensure that at least three directors are independent under the rules of the Nasdaq Stock Market, that members of the Company’s audit committee meet the financial literacy and sophistication requirements under the rules of the Nasdaq Stock Market, and at least one member of the Board qualifies as an “audit committee financial expert” under the rules of the Securities and Exchange Commission. Nominees for director are recommended on the basis of their depth and breadth of experience, integrity, ability to make independent analytical inquiries, understanding of the Company’s business environment, and willingness to devote adequate time to Board duties.

Stockholder Nominees. The nominating/corporate governance committee will consider written proposals from stockholders for nominees for director. Any such nominations should be submitted to the nominating/corporate governance committee c/o Mr. Li Jie, the Chief Financial Officer of the Company, and should include the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) the names and addresses of the stockholders making the nomination and the number of shares of the Company’s common stock which are owned beneficially and of record by such stockholders; and (c) appropriate biographical information and a statement as to the qualification of the nominee, and should be submitted in the time frame described in the Bylaws of the Company and under the caption, “Stockholder Proposals for 2010 Annual Meeting” below.

Process for Identifying and Evaluating Nominees. The nominating/corporate governance committee believes the company is well-served by its current directors. In the ordinary course, absent special circumstances or a material change in the criteria for Board membership, the nominating/corporate governance committee will renominate incumbent directors who continue to be qualified for Board service and are willing to continue as directors. If an incumbent director is not standing for re-election, or if a vacancy on the Board occurs between annual stockholder meetings, the nominating/corporate governance committee will seek out potential candidates for Board appointment who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based on input from members of the Board, senior management of the company and, if the nominating/corporate governance committee deems appropriate, a third-party search firm. The nominating/corporate governance committee will evaluate each candidate's qualifications and check relevant references; in addition, such candidates will be interviewed by at least one member of the nominating/corporate governance committee. Candidates meriting serious consideration will meet with all members of the Board. Based on this input, the nominating/corporate governance committee will evaluate which of the prospective candidates is qualified to serve as a director and whether the committee should recommend to the Board that this candidate be appointed to fill a current vacancy on the Board, or presented for the approval of the stockholders, as appropriate.

The Company has never received a proposal from a stockholder to nominate a director. Although the nominating/corporate governance committee has not adopted a formal policy with respect to stockholder nominees, the committee expects that the evaluation process for a stockholder nominee would be similar to the process outlined above.

Board Nominees for the 2009 Annual Meeting. The nominees listed in this proxy statement are current four directors standing for re-election and two new nominees as independent directors for election.

DIRECTOR COMPENSATION

Effective on September 5, 2007, independent Directors receive a director fee from the Company for their services as members of the Board of Directors and any committee of the Board of Directors in the amount of $10,000 per quarter and the Chairman of Audit Committee of the Board of Directors additionally receives an allowance of $ 6,000 per year. They are reimbursed for certain expenses in connection with attending Board and committee meetings.

The Company has also granted, and expects to continue to grant, non-employee directors options to purchase shares of the Company’s common stock. The stockholders of the Company have approved certain director grants at the Annual Meeting of Stockholders in 2005, which grants were included in the 2004 stock option plan.

On June 28, 2005, the Company issued additional options to purchase 7,500 shares of common stock to each of its then three independent directors.  Such stock options were vested immediately upon grant and are exercisable at $6.83 per share over a period of five years.  The exercise price represented the fair market value based on the grant date of the stock options.

On July 6, 2006, the Company issued additional options to purchase 7,500 shares of common stock to each of its then three independent directors.  Such stock options were vested immediately upon grant and are exercisable at $7.94 per share over a period of five years.  The exercise price represented the fair market value based on the grant date of the stock options.

On September 5, 2007, the Company issued additional options to purchase 7,500 shares of common stock to each of its then three independent directors.  Such stock options were vested immediately upon grant and are exercisable at $7.01 per share over a period of four years.  The exercise price represented the fair market value based on the grant date of the stock options.

On June 26, 2008, the Company issued additional options to purchase 7,500 shares of common stock to each of its then three independent directors.  Such stock options were vested immediately upon grant and are exercisable at $5.65 per share over a period of five years.  The exercise price represented the fair market value based on the grant date of the stock options.

Based on the number of the board of directors’ service years, workload and performance, we decide on their pay. The management believes that the pay for the members of the board of directors was appropriate as of December 31, 2008. The compensation that directors received for serving on the Board of Directors for fiscal year 2008 was as follows:

Name	Fees earned or paid in cash	Stock awards	Option awards*	Non-equity incentive plan compensation	Change in pension value and nonqualified deferred compensation earnings	All other compensation**	Total
Haimian Cai	$40,000	$-	$31,800	$-	$-	$101,200	$173,000
William E. Thomson	$45,500	$-	$31,800	$-	$-	$15,600	$92,900
Robert Tung	$40,000	$-	$31,800	$-	$-	$9,200	$81,000

* Other than the cash payment based on the number of a director’s service years, workload and performance, the Company grants 7,500 option awards to each director every year.

In accordance with SFAS No. 123R, the cost of the above mentioned stock options issued to directors was measured on the grant date based on their fair value. The fair value is determined using the Black-Scholes option pricing model and certain assumptions.

**The cost of the above mentioned compensation paid to directors was measured based on investment, operating, technology, and consulting services they provided.

During the year 2008, Mr. Haimian Cai provided additional investment, business, management, technical and customer interface etc consulting services. Mr. Thomson and Robert Tung provided additional investment consulting services.

All other directors did not receive compensation for their service on the Board of Directors.

BOARD MEETINGS AND COMMITTEES

The Company’s Board of Directors met four (4) times during fiscal 2008. The audit committee met four (4) times, the compensation committee met four (4) times and the nominating/corporate governance committee met four (4) times during fiscal 2008. Each member of the Board attended 75% or more of the aggregate of (i) the total number of Board meetings held during the period of such member’s service and (ii) the total number of meetings of Committees on which such member served, during the period of such member’s service.

The Board has determined that the following current and new nominated directors are “independent” under current Nasdaq rules: Robert Tung, William E Thomson, Guangxun Xu, and Bruce Carlton Richardson.

The Board of Directors has standing audit, compensation and nominating/corporate governance committees.

The Company’s Audit Committee Charter, Nominating Committee Charter and Compensation Committee Charter are available on the Company’s website at www.caasauto.com/caas

Audit Committee. The audit committee currently consists of William E. Thomson (chairman), Robert Tung Guangxun Xu, and Bruce Carlton Richardson. The Board has determined that all members of the audit committee are independent directors under the rules of the Nasdaq Stock Market and each of them is able to read and understand fundamental financial statements. The Board has determined that William E. Thomson qualifies as an “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission. The purpose of the audit committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the audit committee include appointing and providing the compensation of the independent accountants to conduct the annual audit of our accounts, reviewing the scope and results of the independent audits, reviewing and evaluating internal accounting policies, and approving all professional services to be provided to the Company by its independent accountants. The audit committee operates under a written charter that was included as Appendix C with the Company’s definitive proxy statement filed with the SEC on June 18, 2005.

Compensation Committee. The compensation committee currently consists of Guangxun Xu (chairman), Bruce Carlton Richardson, William E. Thomson and Robert Tung. The Board has determined that all members of the compensation committee are independent directors under the rules of the Nasdaq Stock Market. The compensation committee administers the Company’s benefit plans, reviews and administers all compensation arrangements for executive officers, and establishes and reviews general policies relating to the compensation and benefits of our officers and employees.

Nominating/corporate governance Committee. The nominating/corporate governance committee currently consists of Robert Tung (chairman), William E. Thomson, Guangxun Xu, and Bruce Carlton Richardson, each of whom the Board has determined is an independent director under the rules of the Nasdaq Stock Market. The nominating/corporate governance committee’s responsibilities include recommending to the Board of Directors nominees for possible election to the Board of Directors and providing oversight with respect to corporate governance. The nominating/corporate governance committee operates under a written charter that was included as Appendix B with the Company’s definitive proxy statement filed with the SEC on June 18, 2005.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

For the twelve months ended December 31, 2008, none of our executive officers had a relationship that would constitute an interlocking relationship with executive officers or directors of another entity or insider participation in compensation decisions.

COMMUNICATIONS WITH DIRECTORS

Stockholders interested in communicating directly with our Directors may send an e-mail to the Chairman of the Company Mr. Hanlin Chen at chenhanlin@chl.com.cn. Mr. Chen will review all such correspondence and will regularly forward to the Board of Directors copies of all such correspondence that deals with the functions of the Board or committees thereof or that he otherwise determines requires their attention. Directors may at any time review all of the correspondence received that is addressed to members of the Board of Directors and request copies of such correspondence. Concerns relating to accounting, internal controls or auditing matters will immediately be brought to the attention of the Audit Committee and handled in accordance with procedures established by the Audit Committee with respect to such matters.

The Company has a policy of encouraging all directors to attend the annual stockholder meetings. This will be the fifth Annual Meeting since the Company's current management took over the Company in March, 2003. Last year, five (5) directors attended the Annual Meeting.

CODE OF CONDUCT AND ETHICS

The Company has adopted a code of conduct and ethics that applies to all directors, officers and employees, including its principal executive officer, principal financial officer and controller. This code of conduct and ethics was filed as Exhibit 99.1 to the Company’s Annual Report on Form 10-KSB/A for the fiscal year ended December 31, 2003 filed with the Securities and Exchange Commission.

SECURITY OWNERSHIP OF DIRECTORS AND
OFFICERS AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Company's Common Stock as of October 9, 2009 by (i) each person who is known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each of the Company's directors and executive officers, and (iii) all executive officers and directors as a group. Except as otherwise listed below, the address of each person is c/o China Automotive Systems, Inc., Henglong Building, No.1 Guanshan 1st Road, East Lake Hi-Tech Zone, Wuhan City, Hubei Province, the People's Republic of China. Percentage ownership is based upon 26,986,244 shares outstanding as of October 9, 2009.

Name/Title	Total Number of Shares	Percentage Ownership
Hanlin Chen, Chairman (1)	15,664,526	58.05%
Qizhou Wu, CEO, President and Director	2,161,396	8.01%
Jie Li, CFO	11,247	0.04%
Li Ping Xie(2)	15,664,526	58.05%
Tse, Yiu Wong Andy, Sr. VP, Director	592,704	2.2%
Shaobo Wang, Sr. VP	425,104	1.58%
Shengbin Yu, Sr. VP	476,429	1.77%
Daming Hu, CAO	9,000	0.03%
Robert Tung, Director	7,500	0.03%
Dr. Haimian Cai, former Director	7,500	0.03%
William E. Thomson, Director	—	—
Wiselink Holdings Limited (3)	3,023,542	11.20%
All Directors and Executive Officers (10 persons) (4)	22,076,594	81.81%

(1) Includes 2,011,425 shares of common stock beneficially owned by Mr. Chen’s wife, Ms. Xie and 302,354 shares indirectly held in Wiselink Holdings Limited.
(2) Includes 13,653,101 shares of common stock beneficially owned by Ms. Xie’s husband, Mr. Chen.
(3) Wiselink Holdings Limited is a company controlled by Mr. Chen and other executive officers.
(4) Excludes 302,354 shares indirectly held by Mr. Chen in Wiselink Holdings Limited

In July 2004, the Company adopted a stock option plan subject to shareholders approval, which was approved at the Company’s annual general meeting on June 28, 2005. The stock option plan provides for the issuance to the Company’s officers, directors, management and employees of options to purchase shares of the Company’s common stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS*

China Automotive Systems, Inc. [NASDAQ:CAAS]
	↓100%				↓100%
	Great Genesis Holdings Limited				Henglong USA Corporation
↓
↓80%	↓81%	↓70%	↓51%	↓83.34%	↓77.33%	↓85%	↓100%
Jingzhou Henglong Automotive Parts Co., Ltd.	Shashi Jiulong Power Steering Gears Co., Ltd.	Shenyang Jinbei Henglong Automotive Steering System Co., Ltd.	Zhejiang Henglong & Vie Pump-Manu Co., Ltd.	Universal Sensor Application, Inc.	Wuhu Henglong Automotive Steering System Co., Ltd.	Wuhan Jielong Electric Power Steering Co., Ltd	Jingzhou Hengsheng Automotive System Co., Ltd.
“Henglong”	“Jiulong”	“Shenyang”	“Zhejiang”	“USAI”	“Wuhu”	“Jielong”	“Hengsheng”

*Except for USAI, in which the remaining shares are held by a related party—Shanghai Hongxi Investment Co. Ltd., all other subsidiaries’ minority shareholders are independent.

The following related parties are related through common ownership with the major stockholders of the Company:

Jingzhou Henglong Fulida Textile Co., Ltd., “Jingzhou”
Xiamen Joylon Co., Ltd., “Xiamen Joylon”
Shanghai Tianxiang Automotive Parts Co., Ltd., “Shanghai Tianxiang”
Shanghai Fenglong Materials Co., Ltd., “Shanghai Fenglong”
Changchun Hualong Automotive Technology Co., Ltd., “Changchun Hualong”
Jiangling Tongchuang Machining Co., Ltd., “Jiangling Tongchuang”
Beijing Hualong Century Digital S&T Development Co., Ltd., “Beijing Hualong”
Jingzhou Jiulong Material Co., Ltd., “Jiulong Material”
Shanghai Hongxi Investment Inc., “Hongxi”
Hubei Wiselink Equipment Manufacturing Co., Ltd., “Hubei Wiselink”
Jingzhou Tongyi Special Parts Co., Ltd., “Jingzhou Tongyi”
Jingzhou Derun Agricultural S&T Development Co., Ltd., “Jingzhou Derun”
Jingzhou Tongying Alloys Materials Co., Ltd., “Jingzhou Tongying”
WuHan Dida Information S&T Development Co., Ltd., “WuHan Dida”
Hubei Wanlong Investment Co., Ltd., “Hubei Wanlong”
Jiangling Yude Machining Co., Ltd., “Jiangling Yude”
Wiselink Holdings Limited., “Wiselink”

Related Party Transactions

The Company’s related party transactions include product sales, material purchases and purchases of equipment and technology. These transactions were consummated under similar terms as those with the Company's customers and suppliers. On some occasions, the Company’s related party transactions also include purchase/sale of capital stock of the joint ventures and sale of property, plant and equipment.

 In addition, the Company engaged in the acquisition of 35.5% equity interest in Jingzhou Henglong Automotive Parts Co., Ltd. by Great Genesis Holdings Limited, a wholly-owned subsidiary of the Company.

Related sales and purchases: During the years ended December 31, 2008 and 2007, the joint-ventures entered into related party transactions with companies with common directors as shown below:

Merchandise Sold to Related Parties
	Years ended December 31,
	2008	2007
Xiamen Joylon	$2,143,418	$5,020,465
Shanghai Fenglong	166,885	452,044
Jiangling Yude	2,365,107	-
Total	$4,675,410	$5,472,509

Materials Purchased from Related Parties

	Years ended December 31,
	2008	2007
Xiamen Joylon	$9,547	$2,157
Shanghai Fenglong	136,990	144,333
Jiangling Tongchuang	5,485,206	4,032,771
Jingzhou Tongyi	285,347	225,451
Jingzhou Tongying	1,984,854	953,796
Hubei Wiselink	-	114,087
Total	$7,901,944	$5,472,595

Technology Purchased from Related Parties
	Years ended December 31,
	2008	2007
Changchun Hualong	$321,892	$479,452

Equipment Purchased from Related Parties
	Years ended December 31,
	2008	2007
Hubei Wiselink	$3,031,072	$1,015,493

Purchase of 35.5% equity interest in Jinzhou Henglong.

Related receivables, advance payments and account payable: As at December 31, 2008 and 2007, accounts receivables, advance payments and account payable between the Company and related parties are as shown below:

Due from Related Parties
	December 31,
	2008	2007
Xiamen Joylon	$1,077,659	$1,704,571
Shanghai Fenglong	207,451	164,909
Total	$1,285,110	$1,869,480

 Other Receivables from Related Parties

	December 31,
	2008	2007
Jiangling Tongchuang	$3,511	$3,288
Jingzhou Derun	-	22,472
WuHan Dida	141,560	93,925
Jiulong Material	534,369	519,141
Changchun Hualong	224,234	—
Total	$903,674	$638,826

Other receivables from related parties are primarily unsecured demand loans, with no stated interest rate or due date.

On December 31, 2008 and 2007, with the exception of the receivable from the investee of Jiulong, Jiulong Material, of $534,309 and $519,141, which were fully recorded in the allowance for doubtful accounts, the Company believes that all other receivables are collectible, as the related parties are in good financial condition and are paying their payables to Company pursuant to the terms of their respective contracts.

Due to Related Parties

	December 31,
	2008	2007
Xiamen Joylon	$-	$3,007
Shanghai Tianxiang	609,675	570,806
Shanghai Fenglong	38,063	1,007
Jiangling Tongchuang	206,039	287,292
Hubei Wiselink	159,482	146,658
Jingzhou Tongyi	17,377	33,859
Jingzhou Tongying	67,006	92,188
Total	$1,097,642	$1,134,817

Advanced Equipment Payment to Related Parties

	Years ended December 31,
	2008	2007
Hubei Wiselink	$2,473,320	$1,560,378

Advanced Expenses and Others to Related Parties

	Years ended December 31,
	2008	2007
Jingzhou Tongyi	$-	$54,799
Jingzhou Tongying	9,374	524
Total	$9,374	$55,323

 SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors and persons who own more than 10% of a registered class of the Company’s equity securities to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of common stock and other of the Company’s equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% stockholders are required by Commission regulations to furnish the Company with copies of all Section 16(a) reports they file. To the best of the Company’s knowledge, based solely upon a review of the Form 3, 4 and 5 filed, no officer, director or 10% beneficial stockholder failed to file on a timely basis any reports required by Section 16(a).

EXECUTIVE COMPENSATION

			Bonus	Stock awards	Option awards	Non-equity incentive plan compensation	Change in pension value and non-qualified deferred compensation earnings	All other compensation	Total
Hanlin Chen	2008	$150,000	$—	$	$—	$—	$—	$—	$150,000
(Chairman)	2007	$116,667	$—	$	$—	$—	$—	$—	$116,667
Qizhou Wu	2008	$100,000	$—	$	$—	$—	$—	$—	$100,000
(CEO)	2007	$86,667	$—	$	$—	$—	$—	$—	$86,667
Jie Li	2008	$60,000	$—	$	$38,654	$—	$—	$—	$98,654
(CFO)	2007	$35,000	$—	$	$—	$—	$—	$—	$35,000

Performance bonus
a.	Grantees: Hanlin Chen, Qizhou Wu, Shengbin Yu, Shaobo Wang, Andy Tse, Jie Li, and Daming Hu;
b.
Conditions: (i) based on the Company’s consolidated financial statements, the year over year growth rates of net sales and net profits for 2008 must exceed 10%; and (ii) the average growth rate of the foregoing indicators must exceed that of the whole industry in 2008;

c.	Bonus: 50% of each officer’s annual salary in 2008.

Awards for performance bonus of $265,000 were accrued in 2008 and have not been paid by the end of 2008.

Outstanding Equity Awards at Fiscal Year-End:
Not Applicable.

REPORT OF THE AUDIT COMMITTEE

Under the guidance of a written charter adopted by the Board of Directors, the purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the Audit Committee include appointing and providing for the compensation of the independent accountants. Each of the members of the Audit Committee meets the independence requirements of Nasdaq.

Management has primary responsibility for the system of internal controls and the financial reporting process. The independent accountants have the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards.

In this context and in connection with the audited financial statements contained in the Company’s Annual Report on Form 10-K for 2008, the Audit Committee:

•	reviewed and discussed the audited financial statements as of and for the fiscal year ended December 31, 2008 with the Company’s management and the independent accountants;

•
discussed with Schwartz Levitsky Feldman LLP, the Company’s independent auditors, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement of Auditing Standards No. 90, Audit Committee Communications;

•
reviewed the written disclosures and the letter from Schwartz Levitsky Feldman LLP required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, discussed with the auditors their independence, and concluded that the non-audit services performed by Schwartz Levitsky Feldman LLP are compatible with maintaining their independence;

•
based on the foregoing reviews and discussions, recommended to the Board of Directors that the audited financial statements be included in the Company’s 2008 Annual Report on Form 10-K for the fiscal year ended December 31, 2008 filed with the Securities and Exchange Commission; and

•	instructed the independent auditors that the Audit Committee expects to be advised if there are any subjects that require special attention.

AUDIT COMMITTEE

William E. Thomson (chairman), Robert Tung and Dr. Haimian Cai.

Audit Committee’s Pre-Approval Policy

During fiscal years ended December 31, 2008 and 2007, the Audit Committee of the Board of Directors adopted policies and procedures for the pre-approval of all audit and non-audit services to be provided by the Company’s independent auditor and for the prohibition of certain services from being provided by the independent auditor. The Company may not engage the Company’s independent auditor to render any audit or non-audit service unless the service is approved in advance by the Audit Committee or the engagement to render the service is entered into pursuant to the Audit Committee’s pre-approval policies and procedures. On an annual basis, the Audit Committee may pre-approve services that are expected to be provided to the Company by the independent auditor during the fiscal year. At the time such pre-approval is granted, the Audit Committee specifies the pre-approved services and establishes a monetary limit with respect to each particular pre-approved service, which limit may not be exceeded without obtaining further pre-approval under the policy. For any pre-approval, the Audit Committee considers whether such services are consistent with the rules of the Securities and Exchange Commission on auditor independence.

Principal Accountant Fees and Services

The following table sets forth the aggregate fees for professional audit services rendered by Schwartz Levitsky Feldman LLP for the audit of the Company’s annual financial statements, and fees billed for other services for the fiscal years 2008 and 2007. The Audit Committee has approved all of the following fees.

	Fiscal Year Ended
	2008	2007
Audit Fees	$285,000	$280,000
Audit-Related Fees(1)	24,100	-
Tax Fees (2)	8,400	8,000
Total Fees Paid	$317,500	$288,000
(1) Includes accounting and reporting consultations related to financing and internal control procedures.
(2) Includes fees for service related to tax compliance services, preparation and filing of tax returns and tax consulting services.

PROPOSAL 1— ELECTION OF DIRECTORS

At the Annual Meeting, the stockholders will vote on the election of six directors to serve for a one-year term until the 2010 annual meeting of stockholders and until their successors are elected and qualified. The Board of Directors has unanimously approved the nomination of Hanlin Chen, Qizhou Wu,  Guangxun Xu, Bruce Carlton Richardson, Robert Tung and William E Thomson for election to the Board of Directors. The nominees have indicated that they are willing and able to serve as directors. If any of these individuals becomes unable or unwilling to serve, the accompanying proxy may be voted for the election of such other person as shall be designated by the Board of Directors. The Directors will be elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting, assuming a quorum is present. Stockholders do not have cumulative voting rights in the election of directors.

The Board of Directors recommends a vote “for” the election of Hanlin Chen, Qizhou Wu, Guangxun Xu, Bruce Carlton Richardson, Robert Tung and William E Thomson as directors.

Unless otherwise instructed, it is the intention of the persons named in the accompanying proxy card to vote shares represented by properly executed proxy cards for the election of Hanlin Chen, Qizhou Wu, Guangxun Xu, Bruce Carlton Richardson, Robert Tung and William E Thomson.

PROPOSAL 2 — RATIFICATION OF INDEPENDENT AUDITORS

At the Annual Meeting, the stockholders will be asked to ratify the appointment of Schwartz Levitsky Feldman LLP as the Company’s independent auditors for the fiscal year ending December 31, 2009. Representatives of Schwartz Levitsky Feldman LLP are expected to be present at the Annual Meeting and will have the opportunity to make statements if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions.

The Board of Directors recommends a vote “for” the ratification of the appointment of Schwartz Levitsky Feldman LLP as the Company’s independent auditors for the fiscal year ending December 31, 2009.

INCORPORATION BY REFERENCE

The SEC allows the Company to “incorporate by reference” information into this proxy statement, which means that the Company can disclose important information to you by referring you to other documents that we have filed separately with the SEC and delivered to you with the copy of this proxy statement. The information incorporated by reference is deemed to be part of this proxy statement. This proxy statement incorporates by reference the financial statements of the Company as contained in the Company’s annual report on Form 10-K filed by the Company on March 26, 2009, which is being mailed to all stockholders in connection with the annual meeting.

OTHER MATTERS

As of the time of preparation of this proxy statement, neither the Board of Directors nor management intends to bring before the meeting any business other than the matters referred to in the Notice of Annual Meeting and this proxy statement. If any other business should properly come before the meeting, or any adjournment thereof, the persons named in the proxy will vote on such matters according to their best judgment.

STOCKHOLDER PROPOSALS FOR 2010 ANNUAL MEETING

Under the rules of the Securities and Exchange Commission, stockholders who wish to submit proposals for inclusion in the proxy statement of the Board of Directors for the 2010 Annual Meeting of Stockholders must submit such proposals so as to be received by the Company at Henglong Bldg., No. 1 Guanshan 1st Road, East Lake Hi-Tech Zone, Wuhan City, Hubei Province, People's Republic of China, on or before July 17, 2010. In addition, if the Company is not notified by the secretary of the Company of a proposal to be brought before the 2010 Annual Meeting by a stockholder on or before Oct 2, 2010, then proxies held by management may provide the discretion to vote against such proposal even though it is not discussed in the proxy statement for such meeting.

By Order of the Board of Directors

Chen Hanlin Chairman

Hubei, People's Republic of China
November 25, 2009

YOUR VOTE IS IMPORTANT!

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY CARD.

YOU WILL RECEIVE ONE OF THE FOLLOWING FORMS OF THE PROXY CARD

China Automotive Systems, Inc.

Proxy Solicited by the Board of Directors
for the Annual Meeting of Stockholders
to be Held December 17, 2009

The undersigned hereby appoints Hanlin Chen and Qizhou Wu or any one of them with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of China Automotive Systems, Inc. (the “Company”) to be held on December 17, 2009 (Thursday) at 10:00 am, local time, and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of Common Stock of the Company held or owned by the undersigned as directed on the reverse side of this proxy card, and in their discretion upon such other matters as may come before the meeting.

1.       To elect Hanlin Chen, Qizhou Wu, Guangxun Xu, Bruce Carlton Richardson, Robert Tung and William E Thomson as directors, to hold office until the 2010 Annual Meeting of Stockholders and until their successors are elected and qualified, the nominees listed below:

☐	FOR All nominees listed (except as indicated below)	☐	WITHHOLD AUTHORITY to vote (as to all nominees)

To withhold authority to vote for any individual nominee, write the nominee’s name on the line provided below.

2.       To ratify the appointment of Schwartz Levitsky Feldman LLP as the Company’s independent auditors for the fiscal year ending December 31, 2009.

☐ For	☐ Against	☐ Abstain

The Board recommends that you vote FOR the above proposals. This proxy, when properly executed, will be voted in the manner directed above. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ABOVE PROPOSALS. This proxy may be revoked by the undersigned at any time, prior to the time it is voted by any of the means described in the accompanying proxy statement.

Signature(s) of Stockholder(s)

Date and sign exactly as name(s) appear(s) on this proxy. If signing for estates, trusts, corporations or other entities, title or capacity should be stated. If shares are held jointly, each holder should sign.

Date:___________, 2009

PLEASE COMPLETE, DATE AND SIGN THIS PROXY
AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

CHINA AUTOMOTIVE SYSTEMS, INC.
ANNUAL MEETING FOR HOLDERS AS OF 11/16/09
TO BE HELD ON 12/17/09

Your vote is important. Thank you for voting.

To vote by Internet
1) Read the Proxy Statement and have the voting instruction form below at hand.
2) Go to website www.proxyvote.com.
3) Follow the instructions provided on the website.

To vote by Telephone
1) Read the Proxy Statement and have the voting instruction form below at hand.
2) Call 1-800-454-8683.
3) Follow the instructions.

To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate boxes on the voting instruction form below.
3) Sign and date the voting instruction form.
4) Return the voting instruction form in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M18238-P86104

	For All	Withhold All	For All Except
1. Election of Directors **Nominees:**	☐	☐	☐

01) Hanlin Chen
02) Qizhou Wu
03) Guangxun Xu
04) Bruce Carlton Richardson
05) Robert Tung
06) William E Thomson

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

PLEASE "X" HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON ☐

The Board of Directors recommends you vote FOR the following proposal:

This Proxy, when properly executed, will be voted by the Proxies in the manner designated above. If this Proxy is returned signed but without a clear voting designation, the Proxies will vote FOR Items 1, 2, 3.

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTORS, AND FOR THE PROPOSAL IN CONNECTION WITH THE AUDITORS. The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms all that said proxies, their substitutes, or any of them, may lawfully do by virtue hereof.

Signature [PLEASE SIGN WITHIN BOX]	Date